Exhibit 10.1(b)

                                AMENDMENTS TO THE
                        CENTURYTEL, INC. DOLLARS & SENSE
                                 PLAN AND TRUST

     CENTURYTEL, INC., represented herein by its Executive Vice-President and Chief Financial Officer, R. Stewart Ewing, Jr., as Plan Sponsor and Employer, does hereby execute the following amendments to the CenturyTel, Inc. Dollars & Sense Plan and Trust:

     1. Section 1.37(2) is hereby amended to insert the following sentences as the second and third sentences thereof:

         "The Employer does not make a top-paid group election for determining who is a Highly Compensated Employee. The Employer may make a top-paid group election by an amendment to this Plan."

     2.  Section 1.16 is hereby restated to read as follows:

         "1.16 Effective Dates. The general effective date of this amendment and restatement shall be September 1, 2000; provided, however, that amendments to certain Sections of the Plan shall be effective as stated in each such Section, and the amendments to the Sections listed below shall have effective dates as listed below:

         SECTION #                             EFFECTIVE DATE
         ---------                             --------------

         1.11                              Plan Years beginning after
                                           December 31, 1996.

         1.27                              Plan Years beginning after
                                           December 31, 1996.

         1.40                              Plan Years beginning after
                                           December 31, 1996.

         3.6; 3.7                          Plan Years beginning after
                                           December 31, 1996.

         5.4 (d)                           Limitation Years beginning
                                           after December 31, 1994.

         7.7 (b)(vi)                       Calendar Years commencing
                                           after December 31, 1998.

         7.8                               Plan Years beginning after
                                           August 5, 1997.

         14.4 Judgments, orders and decrees issued, and settlement agreements entered into, on or after August 5, 1997."

     THUS DONE AND SIGNED this 14th day of January, 2004.

                                     CENTURYTEL, INC.

                                     BY: /s/ R. Stewart Ewing, Jr.
                                         _________________________
                                         R. Stewart Ewing, Jr.
                                         Executive Vice-President and
                                         Chief Financial Officer


     THUS DONE AND SIGNED this 14th day of January, 2004.


                                     T. ROWE PRICE TRUST COMPANY

                                     BY:
                                         _________________________